                                                                    EXHIBIT 32.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Weekly Reader Corporation of Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned in his capacity as an officer of Weekly Reader Corporation, certify, pursuant to 18 U.S.C. ss. 1350, aS adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) Based on the officer's knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Based on the officer's knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition, results of operation and cash flows of Weekly Reader Corporation for the periods presented in the report.


/s/ Martin E. Kenney, Jr.


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Martin E. Kenney, Jr.
Executive Vice President and Principal Executive Officer


/s/ Richard Nota


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Richard Nota
Senior Vice President and Principal Financial Officer